PGIM ROCK ETF TRUST

AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

Amendment No. 1 to Management Agreement made this 12th day of December 2024, between PGIM Rock ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of certain of its series, as listed on Schedule A (each, a “Fund”; collectively, the “Funds”), and PGIM Investments LLC, a New York limited liability company (the Manager).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated October 26, 2023, with the Trust for the Funds, as amended from time to time, pursuant to which PGIM Investments act as Manager of the Trust; and

WHEREAS, the Trust and the Manager have mutually agreed to revise Schedule A of the Management Agreement, in order to include the PGIM S&P 500 Max Buffer ETF – January, PGIM S&P 500 Max Buffer ETF – February, PGIM S&P 500 Max Buffer ETF – March, PGIM S&P 500 Max Buffer ETF – April, PGIM S&P 500 Max Buffer ETF – May, PGIM S&P 500 Max Buffer ETF – June, PGIM S&P 500 Max Buffer ETF – July, PGIM S&P 500 Max Buffer ETF – August, PGIM S&P 500 Max Buffer ETF – September, PGIM S&P 500 Max Buffer ETF – October, PGIM S&P 500 Max Buffer ETF – November, PGIM S&P 500 Max Buffer ETF – December, PGIM Nasdaq-100 Buffer 12 ETF – January, PGIM Nasdaq-100 Buffer 12 ETF – April, PGIM Nasdaq-100 Buffer 12 ETF

–July, and PGIM Nasdaq-100 Buffer 12 ETF – October as new series of the Trust (the New Funds), and whereby each New Fund compensates the Manager for the services provided by the Manager to the New Funds under the Management Agreement; and

NOW THEREFORE, the parties mutually agree as follows:

1.The management fee rate schedule for the Funds appearing in Schedule A is hereby deleted in its entirety and is replaced with the attached Schedule A.

2.The Management Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

PGIM ROCK ETF TRUST

On behalf of its series, listed on Schedule A

By: /s/ Stuart Parker

Name: Stuart Parker

Title: President

PGIM INVESTMENTS LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Executive Vice President

SCHEDULE A

PGIM Rock ETF Trust

Fund Name	Annual Fee Rate	Effective Date
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
January	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
February	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
March	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
April	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
May	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
June	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
July	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
August	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
September	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
October	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
November	ETF
PGIM US Large-Cap Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
December	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
January	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
February	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
March	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
April	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
May	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
June	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
July	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
August	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
September	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
October	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
November	ETF
PGIM US Large-Cap Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
December	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
January	ETF
2
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
February	ETF
PGIM S&P 500 Max Buffer ETF – March	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – April	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – May	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – June	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – July	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – August	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
September	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
October	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
November	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
December	ETF
PGIM Nasdaq-100 Buffer 12 ETF –	0.50% of the average daily net assets of the	December 12, 2024
January	ETF
PGIM Nasdaq-100 Buffer 12 ETF – April	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM Nasdaq-100 Buffer 12 ETF – July	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM Nasdaq-100 Buffer 12 ETF –	0.50% of the average daily net assets of the	December 12, 2024
October	ETF

Schedule dated: December 12, 2024.

3